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New Mountain Net Lease Trust New Mountain Net Lease Partners II, L.P. 1633 Broadway, 47th Floor New York, New York 10019

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgaged properties in connection with the proposed offering of NMABS Issuer I, L.L.C., NMABS Issuer II, L.L.C. and NMABS CANADIAN ISSUER I, L.P., Net-Lease Mortgage Notes, Series 2025-1. New Mountain Net Lease Trust and New Mountain Net Lease Partners II, L.P. (collectively, the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Goldman Sachs & Co. LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On November 3, 2025, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business October 10, 2025, with respect to 59 mortgaged properties (the “Properties”) and the related tenant leases (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Properties relating to the mortgaged property characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1.      Property ID (for informational purposes only)

2.      Property Name

3.      Tenant

4.      Lease Guarantor (if applicable)

5.      State or province

6.      Lease Type

7.      Lease Type Details

8.      Master Lease (Y / N)

9.      Ground Lease (Y / N)

10.   Original Lease Term (months)

11.   Lease Commencement Date

12.   Remaining Renewal Options

13.   Renewal Rent Terms / Calculation

14.   ROFO Details

15.   Payment Frequency

16.   Next Payment Date

17.   Lease Currency

18.   Current Rent (Local Currency)

19.   Current Monthly Rent (Local Currency)

20.   Increase Type

21.   Increase Frequency (yrs)

22.   Rent Bump

23.   Step Up Month

24.   Last Adjustment Date

25.   Next Adjustment Date

26.   Lease Expiration Date

27.   Property Type

28.   Tenant Industry

29.   NAICS Industry

30.   NAICS Code

31.   Property Sq. Ft.

32.   Land (Acres)

33.   Year Built/Renovated

34.   Tenant Bankruptcy (Y / N)

35.   0 - 30 Days DQ

36.   31 - 60 Days DQ

37.   61 - 90 Days DQ

38.   90+ Days DQ

39.   Phase I (Y / N)

40.   Phase I Date

41.   Phase II (Y / N)

42.   Phase II Date (if applicable)

43.   Phase I RECs (Y / N)

44.   Environmental Insurance Detail (if applicable)

45.   LTM Revenue MM

46.   LTM Adj. EBITDA MM

47.   Fixed Charge 1 - LTM Interest

48.   Fixed Charge 2 - LTM Taxes

49.   Fixed Charge 3 - LTM Rent

50.   Financials as of Date

51.   FCCR

52.   Corporate FCCR

53.   Master Lease FCCR

54.   Unit FCCR

55.   Percentage of Revenue derived from Mfr facility

56.   Valuation Date

57.   Report Date

58.   As-Is Appraisal

59.   Land Value

60.   Cap Rate

61.   Zip Code

62.   Market Rent (sq/ft per year)

63.   Tenant / Guarantor Rating (S&P)

64.   Tenant / Guarantor Rating (Moody's)

65.   Lease Term Remaining (years)

66.   Current Monthly Rent (USD)

67.   Current NOI (Annual, USD)

68.   Allocated LTM EBITDAR

We compared Characteristics 2. through 27. to the corresponding information set forth on or derived from the lease agreement, master lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristics 28. through 30. to the corresponding information set forth on screen shots from the CapIQ System (the “CapIQ Screen Shots”).

We compared Characteristics 31. through 33. to the corresponding information set forth on or derived from the “Property Condition Report.”

We compared Characteristics 34. through 38. to the corresponding information set forth on or derived from queries from the Company’s accounting system (collectively, the “Accounting Records”).

We compared Characteristics 39. through 43. to the corresponding information set forth on or derived “Environmental Site Assessment Report.”

We compared Characteristic 44. to the corresponding information set forth on or derived from the “PLL Binder.”

We compared Characteristics 45. through 55. to the corresponding information set forth on or derived from supporting documentation, including, but not limited to, schedules, worksheets and financial information provided to us by representatives of the Company (collectively, the “Tenant Financials”).

We compared Characteristics 56. through 62. to the corresponding information set forth on or derived from “Appraisal Report.”

At the instruction of the Company, we accessed the “Standard & Poor's Financial Services LLC Website” (https://www.standardandpoors.com) on October 17, 2025. Using the tenant or guarantor, as applicable (each as set forth on the Lease Agreement), we compared Characteristic 63. to the corresponding information set forth on Standard & Poor's Financial Services LLC Website.

At the instruction of the Company, we accessed the “Moody’s Corporation Website” (https://www.moodys.com) on October 17, 2025. Using the tenant or guarantor, as applicable (each as set forth on the Lease Agreement), we compared Characteristic 64. to the corresponding information set forth on Moody’s Corporation Website.

We compared Characteristic 65. to the number of years from (i) October 10, 2025 through (ii) the lease expiration date (as set forth on or derived from the Lease Agreement).

With respect to our comparison of Characteristic 66., for Properties with a lease currency (as set forth on the Lease Agreement) of (i) “USD,” we compared the Current Monthly Rent (USD) to the corresponding information set forth on or derived from the Lease Agreement and (ii) “CAD,” we compared the Current Monthly Rent (USD) to the quotient of (i) the Current Monthly Rent (Local Currency) (as set forth on or derived the Lease Agreement) and (ii) 1.4.

We compared Characteristic 67. to the product of (i) the Current Monthly Rent (USD) (as determined above) and (ii) 12.

We compared Characteristic 68. to the quotient of (i) the product of (a) the sum of (A) LTM Adj. EBITDA MM (as set forth on or derived from the Tenant Financials) and (B) Current NOI (Annual, USD) (as determined above) and (b) “Percentage of Revenue derived from Mfr facility” (as set forth on the Tenant Financials) and (ii) 1,000,000.

The property documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Property Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Property Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Property Documents. In addition, we make no representations as to whether the Property Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Properties.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Property Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 3, 2025